Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income TaxesIncome tax expense was $0.1 million and $0.1 million for the three months ended March 31, 2022 and 2021, respectively. The effective income tax rate was less than 1.0% in the three months ended March 31, 2022 and 2021. Our effective tax rate differs from the U.K. statutory rate primarily due to a substantially full valuation allowance against our net deferred tax assets where it is more likely than not that some or all of the deferred tax assets will not be realized. The income tax expense is primarily related to corporate income taxes in the United States, which operates on a cost–plus arrangements and minimum filing fees in the foreign jurisdictions where we have operations.	Income Taxes
For the years ended December 31, 2021 and 2020, loss before income taxes were as follows (in thousands):

	Years Ended December 31,
	2021	2020
U.K. Operations	$(174,298)	$(82,705)
Foreign operations	6,952	2,997
Loss before income taxes	$(167,346)	$(79,708)
The components of provision for income tax for the years ended December 31, 2021 and 2020 are as follows (in thousands):

	Current	Deferred	Total
Year ended December 31, 2021
U.K. operations	$—	$—	$—
Foreign jurisdictions	667	—	667
	$667	$—	$667

	Current	Deferred	Total
Year ended December 31, 2020
U.K. operations	$—	$—	$—
Foreign jurisdictions	569	—	569
	$569	$—	$569
The effective tax rate of the Company’s provision for income taxes differs from the 19% statutory rate of the Company’s U.K. headquarters entity (in thousands, except percentages):

	December 31,
	2021		2020
U.K. Statutory Rate	$(31,796)	19.0%	$(15,145)	19.0%
Foreign income tax	8	—%	308	(0.4)%
Research & Development credit	(2,061)	1.2%	(628)	0.8%
Stock-based compensation	34	—%	1,293	(1.6)%
Permanent differences	(156)	0.1%	3,325	(4.2)%
Change in valuation allowance	32,402	(19.4)%	7,480	(9.4)%
Rate Change on Deferred Taxes	(11,197)	6.7%	(977)	1.2%
Uncertain Tax Liabilities	64	—%	245	(0.3)%
Losses not benefited	12,625	(7.5)%	3,999	(5.0)%
Others, net	744	(0.4)%	668	(0.8)%
Total	$667	(0.40)%	$569	(0.71)%
Deferred Tax Assets and Liabilities
Deferred income taxes reflect the net effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.
We record income tax expense for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, the Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. The Company records valuation allowances to reduce its deferred tax assets to the net amount that it believes is more likely than not to be realized. Its assessment considers the realization of deferred tax assets on a jurisdictional basis.
The significant components of the Company’s deferred taxes are as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$33,068	$15,066
Research and development credits	549	—
Stock-based compensation	4,859	1,476
Lease liabilities	1,394	482
Interest Limitation	10,202	—
Accounts and other receivables	—	—
Accrued liabilities	1,765	788
Other	64	2
Total gross deferred tax assets	51,900	17,814
Less valuation allowance	(50,139)	(16,377)
Net deferred tax assets	1,761	1,437

Deferred tax liabilities:
Right-of-use Assets	$(1,281)	$(821)
Property and equipment, principally due to differences in depreciation	(480)	(592)
Other	—	(24)
Total gross deferred tax liabilities	(1,761)	(1,437)
Net deferred tax assets	$—	$—
ASC 740 requires that the tax benefit of net operating losses (“NOLs”), temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of our future tax benefits is dependent on our ability to generate sufficient taxable income within the carryforward period. Management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits from operating loss carryforwards is currently not likely to be realized and, accordingly, has provided a valuation allowance has provided a full valuation allowance against its deferred tax assets.
The changes in valuation allowance related to operating activity was an increase in the amount of $33.8 million and $6.9 million during the years ended December 31, 2021 and 2020, respectively.
NOLs and tax credit gross carryforwards as of December 31, 2021 are as follows (in thousands):

	Amount	Expiration Years
NOLs, Federal	$132,272	carried forward indefinitely
NOLs, State	$—	—
Tax credits, Federal	$467	—
Tax credits, State	$—	—
Uncertain Tax Positions
The Company recognizes tax benefits from uncertain tax positions only if it believes that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. As the Company expands, it will face increased complexity in determining the appropriate tax jurisdictions for revenue and expense items. The Company’s policy is to adjust these reserves when facts and circumstances change, such as the closing of a tax audit or refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the income tax expense in the period in which such determination is made and could have a material impact on its financial condition and operating results. The income tax expense includes the effects of any accruals that the Company believes are appropriate, as well as the related net interest and penalties. As of December 31, 2021 and 2020, the Company had total uncertain tax positions of $3.2 million and $2.2 million, which is recorded as a reduction of the deferred tax asset related research and developments. No interest or penalties have been recorded related to the uncertain tax positions. None of the unrecognized tax benefits, if recognized, would affect the effective tax rate. A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows (in thousands):

	Years Ended December 31,
	2021	2020
Balance at beginning of the year	$2,236	$405
Increases based on tax positions related to current year	1,061	733
Increases based on tax positions related to prior years	165	1,199
Decreases based on tax positions related to prior years	(245)	(101)
Balance at end of year	$3,217	$2,236
It is not expected that there will be a significant change in uncertain tax position in the next 12 months. We are subject to income tax in the U.K., U.S. federal and various states and three other foreign jurisdictions. Our U.S. income tax filings are currently under audit for the tax year ended December 31, 2018. The statute of limitations for U.K. and foreign tax jurisdictions other than the U.S. are no longer subject to audit for tax years before December 31, 2019. We are no longer subject to U.S. federal income tax audit for the tax years before the year ended December 31, 2018 and are no longer subject to state income tax audit for tax years before December 31, 2015.